UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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NEW HORIZONS WORLDWIDE, INC.

(Name of Registrant as Specified In Its Charter)

N/A
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THE FOLLOWING PRESS RELEASE HAS BEEN ISSUED IN CONNECTION WITH THE SPECIAL MEETING OF STOCKHOLDERS OF NEW HORIZONS WORLDWIDE, INC. SCHEDULED FOR NOVEMBER 6, 2007:

Corrected Proxy Card to be Distributed to Holders of Common Stock

ANAHEIM, Calif. — October 22, 2007 — NEW HORIZONS WORLDWIDE, INC. (NEWH.PK) today announced that those holders of its common stock who hold their shares in “street name” through their brokers will be receiving from Broadridge Financial Solutions, on behalf of their brokers, revised voting instruction forms regarding the special meeting of stockholders scheduled for November 6, 2007.

On October 5, 2007, the Company began delivering proxy materials relating to the special meeting.  Among the proposals to be voted on at the meeting is the election of directors.  In connection with that election, holders of the Company’s common stock are voting on four nominees, holders of the Company’s Series B Preferred Stock are voting on the election of three other nominees and holders of the Company’s Series C Preferred Stock are voting on the election of two other nominees.  Thus, holders of each class of stock were to receive proxy cards and requests for voting instructions listing the specific candidates on whom they were entitled to vote.

It has come to the attention of the Company that the “street name” holders of the common stock inadvertently received from Broadridge Financial Solutions voting instruction forms that listed the two nominees for election by the Series C holders, instead of the four nominees for election by the holders of common stock.  Thus, Broadridge Financial Solutions, on behalf of the “street name” holders’ brokers, is resending to all such holders voting instruction forms listing the four nominees for election by the holders of common stock.

The record date for stockholders entitled to vote at the November 6, 2007 meeting remains September 26, 2007.  “Street name” holders who have previously submitted their voting instruction forms, and who do not want to change their vote, need not take any action, but should be aware that in that case there votes will not count with respect to the election of directors.  They WILL count with respect to the other proposals described in the proxy.

Holders of the common stock who hold their shares in record name will not receive any revised materials and should use the proxy card they have already received, as it correctly lists the four nominees for election by the holders of common stock.

Stockholders with questions about voting their shares should contact New Horizons Worldwide, Inc., 1900 S. State College Blvd., Suite 650, Anaheim, California 92806, Attention: Investor Relations, telephone: (714) 940-8000.

ABOUT NEW HORIZONS

Anaheim, California-based New Horizons Computer Learning Centers (NEWH.PK) was named the world’s largest independent IT training company by IDC in 2006. New Horizons franchises the New Horizons Computer Learning Center brand in the US and around the world through its subsidiary, New Horizons Franchising Group, Inc., and also owns and operates several computer training centers in the US.  Through its Integrated Learning offering, New Horizons provides customer-focused computer training choices with a wide variety of tools and resources that reinforce the learning experience. With more than 280 centers in 56 countries, New Horizons sets the pace for innovative training programs that meet the changing needs of the industry.  For more information, or to find a local New Horizons Computer Learning Center, visit www.newhorizons.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties.  Any statements about expectations, beliefs, plans, objectives, assumptions, future events or performance are not historical facts and are forward-looking statements.  These statements are often, but not always, preceded by words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “will continue,” “anticipate,” “estimate,” “intend,” “plan,” “projection,” “would,” “outlook” and other similar expressions.  The forward-looking statements in this report are based upon beliefs, assumptions and expectations of the Company’s management as to the Company’s future operations and economic performance, taking into account the information currently available. These statements are not statements of historical fact.  The Company’s actual results may differ significantly from the results discussed in the forward-looking statements.  Readers should not place undue reliance on these forward-looking statements.  Further, any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.  Forward-looking statements involve certain factors including risks and uncertainties, that may cause actual results to differ materially from those contained in any forward-looking statements.  These factors include but are not limited to other risks and uncertainties as discussed under the heading Item 1A, “Risk Factors,” contained within the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and other risks and uncertainties detailed from time to time in our public announcements and SEC filings.

IMPORTANT ADDITIONAL INFORMATION REGARDING THE SPECIAL MEETING

In connection with the special meeting scheduled for November 6, 2007, New Horizons has filed a definitive proxy statement and other materials with the Securities and Exchange Commission (the “SEC”) and expects to file supplementary proxy materials with the SEC.  BEFORE MAKING ANY VOTING DECISION, NEW HORIZONS’ STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE SUPPLEMENTARY PROXY MATERIALS AND OTHER MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS TO BE VOTED ON AT THE SPECIAL MEETING.  Copies of the definitive proxy statement have been mailed to record holders of the shares of New Horizons’ common and preferred stock. The supplementary proxy materials (when available) will be mailed to record holders of the shares of New Horizons’ common stock. New Horizons’ stockholders may obtain, without charge, a copy of the definitive proxy statement, supplemental proxy materials (when available) and other materials filed by New Horizons with the SEC from the SEC’s website at http://www.sec.gov. New Horizons’ stockholders may also obtain, without charge, a copy of the definitive proxy statement, the supplementary proxy materials (when available) and other materials by directing a request by mail or telephone to New Horizons Worldwide, Inc., 1900 S. State College Blvd., Suite 650, Anaheim, California 92806, Attention: Investor Relations, telephone: (714) 940-8000.

PARTICIPANTS IN SOLICITATION

New Horizons Worldwide, Inc.and its directors, officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from New Horizons’ stockholders with respect to the proposals to be voted on at the special meeting.

CONTACT:

Mark Tucker
Vice President of Marketing
714-940-8201
Mark.Tucker@newhorizons.com